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                                                                 EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8(File Nos. 333-39464, 333-39468, and 333-39472) of
Organic, Inc. of our report dated March 6, 2001 relating to the consolidated financial statements, which appear in the Annual Report on Form 10-K for the year ended December 31, 2000.

PricewaterhouseCoopers LLP

/s/ PRICEWATERHOUSECOOPERS LLP

San Francisco, California
March 6, 2001